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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated January 19, 2000 and March 27, 2000, included in Scott Technologies, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this Registration Statement.

Cleveland, Ohio
February 20, 2001